SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                         October 1, 1996
                _________________________________
               (Date of earliest event reported)

                HEALTH SYSTEMS INTERNATIONAL, INC.
      ______________________________________________________
      (Exact name of Registrant as specified in its charter)

Delaware                  1-2718                   95-42288333
______________     _____________________      __________________
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)

      21660 Oxnard Street, Woodland Hills, California  91367
          225 North Main Street, Pueblo, Colorado  81003
   ____________________________________________________________
   (Address of principal executive offices, including zip code)

                 (818) 719-6978 (Woodland Hills)
                     (719) 542-0500 (Pueblo)
       ____________________________________________________
       (Registrant's telephone number, including area code)

                          Not Applicable
  _____________________________________________________________
  (Former name or former address, if changed since last report)


     Item 5.   Other Events.

          On October 1, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorp-orated herein by reference. The press release announced that on October 1, 1996, the Registrant had entered into an Agreement and Plan of Merger with Foundation Health Corporation ("FHC") and FH Acquisition Corp., a wholly owned subsidiary of the Registrant ("Merger Sub"), pursuant to which Merger Sub will be merged with and into FHC sub-ject to regulatory and stockholder approvals.

          On October 1, 1996, the Company entered into an Amendment to its Rights Agreement with Harris Trust and Savings Bank, attached hereto as Exhibit 10.1 which is incoporated herein by reference, to exempt the Merger Agreement with FHC from the Rights Agreement and modify the circumstances under which the Company's Board of Directors can terminate the Rights Agreement.

     Item 7.    Financial Statements and Exhibits.

                (c) Exhibits.

                    Item No.           Exhibit Index

                    99.1               Press Release dated
                                       October 1, 1996

                    10.1               First Amendment to the
                                       Rights Agreement, dated
                                       October 2, 1996


                             SIGNATURES

          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  October 9, 1996

                                  HEALTH SYSTEMS INTERNATIONAL, INC.

                                  By /s/ Michael E. Jansen
                                     -------------------------------
                                     Michael E. Jansen
                                     Vice President, Assistant
                                     General Counsel and
                                     Assistant Secretary


                           EXHIBIT INDEX

     Exhibit
     Number           Description

     99.1             Press Release dated October 1, 1996

     10.1 First Amendment to the Rights Agreement, dated October 1, 1996